Exhibit 4.9

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                                     FORM OF




                              AMENDED AND RESTATED
                              DECLARATION OF TRUST







                                       OF







                      SCOTTISH HOLDINGS STATUTORY TRUST II

















                          Dated as of _______, _______


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                                TABLE OF CONTENTS

                                                                            Page



ARTICLE I.   INTERPRETATION AND DEFINITIONS....................................1

     Section 1.01.  DEFINITIONS................................................1

ARTICLE II.   TRUST INDENTURE ACT..............................................6

     Section 2.01.  TRUST INDENTURE ACTS; APPLICATION..........................6
     Section 2.02.  LISTS OF HOLDERS OF SECURITIES.............................7
     Section 2.03.  REPORTS BY THE PROPERTY TRUSTEE............................7
     Section 2.04.  PERIODIC REPORTS TO PROPERTY TRUSTEE.......................7
     Section 2.05.  EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT...........7
     Section 2.06.  EVENTS OF DEFAULT; WAIVER..................................8
     Section 2.07.  EVENT OF DEFAULT; NOTICE...................................9

ARTICLE III.  ORGANIZATION.....................................................9

     Section 3.01.  NAME.......................................................9
     Section 3.02.  OFFICE.....................................................9
     Section 3.03.  DECLARATION...............................................10
     Section 3.04.  AUTHORITY.................................................10
     Section 3.05.  TITLE TO PROPERTY OF THE TRUST............................10
     Section 3.06.  POWERS AND DUTIES OF THE REGULAR TRUSTEES.................10
     Section 3.07.  PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES......13
     Section 3.08.  POWERS AND DUTIES OF THE PROPERTY TRUSTEE.................14
     Section 3.09.  CERTAIN DUTIES AND RESPONSIBILITIES OF THE PROPERTY
                    TRUSTEE...................................................15
     Section 3.10.  CERTAIN RIGHTS OF PROPERTY TRUSTEE........................17
     Section 3.11.  DELAWARE TRUSTEE..........................................18
     Section 3.12.  EXECUTION OF DOCUMENTS....................................19
     Section 3.13.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES....19
     Section 3.14.  DURATION OF TRUST.........................................19
     Section 3.15.  MERGERS...................................................19

ARTICLE IV.   SPONSOR.........................................................21

     Section 4.01.  SPONSOR'S PURCHASE OF COMMON SECURITIES...................21
     Section 4.02.  RESPONSIBILITIES OF THE SPONSOR...........................21
     Section 4.03.  GUARANTEE OF PAYMENT OF TRUST OBLIGATIONS.................21

ARTICLE V.    TRUSTEES........................................................22


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     Section 5.01.  NUMBER OF TRUSTEES........................................22
     Section 5.02.  DELAWARE TRUSTEE..........................................22
     Section 5.03.  PROPERTY TRUSTEE; ELIGIBILITY.............................22
     Section 5.04.  QUALIFICATIONS OF REGULAR TRUSTEES AND DELAWARE TRUSTEE
                    GENERALLY.................................................23
     Section 5.05.  INITIAL TRUSTEES..........................................23
     Section 5.06.  APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES..........24
     Section 5.07.  VACANCIES AMONG TRUSTEES..................................25
     Section 5.08.  EFFECT OF VACANCIES.......................................25
     Section 5.09.  MEETINGS..................................................25
     Section 5.10.  DELEGATION OF POWER.......................................26
     Section 5.11.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
                    BUSINESS..................................................26

ARTICLE VI.   DISTRIBUTIONS...................................................26

     Section 6.01.  DISTRIBUTIONS.............................................26

ARTICLE VII.  ISSUANCE OF SECURITIES..........................................27

     Section 7.01.  GENERAL PROVISIONS REGARDING SECURITIES...................27
     Section 7.02.  EXECUTION AND AUTHENTICATION..............................27
     Section 7.03.  BOOK-ENTRY PREFERRED SECURITIES CERTIFICATES;
                    DEFINITIVE PREFERRED SECURITIES CERTIFICATES;
                    COMMON SECURITIES CERTIFICATE.............................28
     Section 7.04.  REGISTRAR AND PAYING AGENT................................29
     Section 7.05.  PAYING AGENT TO HOLD MONEY IN TRUST.......................29
     Section 7.06.  REPLACEMENT SECURITIES....................................30
     Section 7.07.  OUTSTANDING PREFERRED SECURITIES..........................30
     Section 7.08.  PREFERRED SECURITIES IN TREASURY..........................30
     Section 7.09.  TEMPORARY SECURITIES......................................31
     Section 7.10.  CANCELLATION..............................................31

ARTICLE VIII. TERMINATION OF TRUST............................................32

     Section 8.01.  TERMINATION OF TRUST......................................32

ARTICLE IX.   EXCHANGE........................................................33

     Section 9.01.  GENERAL...................................................33
     Section 9.02.  DEEMED SECURITY HOLDERS...................................33

ARTICLE X.    LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES
              OR OTHERS.......................................................33

     Section 10.01. LIABILITY.................................................33
     Section 10.02. EXCULPATION...............................................34
     Section 10.03. FIDUCIARY DUTY............................................34
     Section 10.04. INDEMNIFICATION...........................................35


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     Section 10.05. OUTSIDE BUSINESSES........................................35

ARTICLE XI.   ACCOUNTING......................................................36

     Section 11.01. FISCAL YEAR...............................................36
     Section 11.02. CERTAIN ACCOUNTING MATTERS................................36
     Section 11.03. BANKING...................................................36
     Section 11.04. WITHHOLDING...............................................37

ARTICLE XII.  AMENDMENTS AND MEETINGS.........................................37

     Section 12.01. AMENDMENTS................................................37
     Section 12.02. MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY
                    WRITTEN CONSENT...........................................39

ARTICLE XIII. REPRESENTATIONS OF DELAWARE AND PROPERTY TRUSTEE................40

     Section 13.01. REPRESENTATIONS AND WARRANTIES OF DELAWARE TRUSTEE........40
     Section 13.02. REPRESENTATIONS AND WARRANTIES OF PROPERTY TRUSTEE........41

ARTICLE XIV.  MISCELLANEOUS...................................................42

     Section 14.01. NOTICES...................................................42
     Section 14.02. GOVERNING LAW.............................................43
     Section 14.03. INTENTION OF THE PARTIES..................................43
     Section 14.04. HEADINGS..................................................43
     Section 14.05. SUCCESSORS AND ASSIGNS....................................43
     Section 14.06. PARTIAL ENFORCEABILITY....................................43
     Section 14.07. COUNTERPARTS..............................................43

ANNEX I  Terms of  _______ % Preferred Securities and  _______ %  Common
Securities
Exhibit A  Form of Preferred Security
Exhibit B  Form of Common Security


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                             CROSS-REFERENCE TABLE*

                                                                   Section of
Section of Trust Indenture Act of 1939, as amended                Declaration
-------------------------------------------------------------   --------------
310(a).......................................................           5.3(a)
310(c).......................................................     Inapplicable
311(c).......................................................     Inapplicable
312(a).......................................................           2.2(a)
312(b).......................................................           2.2(b)
313..........................................................              2.3
314(a).......................................................              2.4
314(b).......................................................     Inapplicable
314(c).......................................................              2.5
314(d).......................................................     Inapplicable
314(f).......................................................     Inapplicable
315(a).......................................................           3.9(b)
315(c).......................................................           3.9(a)
315(d).......................................................           3.9(a)
316(a).......................................................          Annex I
316(c).......................................................           3.6(e)

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* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.


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                    AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                      SCOTTISH HOLDINGS STATUTORY TRUST II
                              _______, 200 _______


          AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of _______, 200_______, by the undersigned trustees (together with all other persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), Scottish Annuity & Life Holdings, Ltd., a Cayman Islands exempted company, as trust sponsor (the "Sponsor"), and by the holders, from time to time, of the securities representing the undivided beneficial interests in the assets of the Trust issued pursuant to the Declaration;

          WHEREAS, certain of the Trustees and the Sponsor established a trust (the "Trust") under the Delaware Statutory Trust Act (as hereinafter defined) pursuant to a Declaration of Trust dated as of April 11, 2003 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on April 11, 2003, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer (as hereinafter defined); and

          WHEREAS, as of the date hereof, no interests in the Trust have been issued;

          WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

          NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Statutory Trust Act and that this Declaration constitute the governing instrument of such statutory trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing the undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I.

                         INTERPRETATION AND DEFINITIONS

     Section 1.01. DEFINITIONS. Unless the context otherwise requires:

          (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.01;

          (b) a term defined anywhere in this Declaration has the same meaning throughout;

          (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;


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          (d) all references in this Declaration to Articles and Sections and
Exhibits are to Articles and Sections of and Exhibits to this Declaration unless otherwise specified;

          (e) a term defined in the Trust Indenture Act has the same meaning as when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

          (f) a reference to the singular includes the plural and vice versa.

          "AFFILIATE" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

          "AGENT" means any registrar, Paying Agent or co-registrar.

          "AUTHORIZED OFFICER" of a Person means any Person that is authorized to bind such Person.

          "BENEFICIARIES" has the meaning set forth in Section 4.03(a).

          "BOOK ENTRY INTEREST" means a beneficial interest in a Global Certificate, ownership and transfers of which all be maintained and made through book entries by a Depositary as described in Section 7.03.

          "BUSINESS DAY" means any day other than a day on which banking institutions in New York, New York, Wilmington, Delaware, the Cayman Islands or Bermuda are authorized or required by law or regulation to close.

          "CERTIFICATE" means a certificate in global or definitive form representing a Common Security or a Preferred Security.

          "CERTIFICATE DEPOSITARY AGREEMENT" means the Agreement among the Trust, the Depositary and the Sponsor as the same may be amended from time to time.

          "CLOSING DATE" means the First Closing Date as defined in the Underwriting Agreement.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMISSION" means the Securities and Exchange Commission.

          "COMMON SECURITY" means an undivided beneficial interest in the assets of the Trust, having a liquidation amount of $ _______ and having the rights provided therefor in this Declaration, including the right to receive Distributions as provided herein.

          "COVERED PERSON" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.


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          "DEBENTURE ISSUER" means Scottish Annuity & Life Holdings, Ltd., as issuer of the Debentures.

          "DEBENTURE TRUSTEE" means The Bank of New York, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

          "DEBENTURES" means the series of Junior Subordinated Deferrable Interest Debentures due to be issued by the Debenture Issuer under the Indenture to be held by the Property Trustee.

          "DELAWARE TRUSTEE" has the meaning set forth in Section 5.02.

          "DEFINITIVE PREFERRED SECURITIES" means the Preferred Securities in definitive form issued by the Trust, a specimen certificate for such preferred securities being attached hereto as Exhibit A.

          "DEPOSITARY" means The Depository Trust Company, the initial clearing agency.

          "DISTRIBUTION" means a distribution payable to Holders of Securities in accordance with Section 6.01.

          "EVENT OF DEFAULT" in respect of the Securities means an Event of Default (as defined in the Indenture) in respect of the Debentures or a default by the Sponsor under the Preferred Securities Guarantee has occurred and is continuing.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

          "GLOBAL CERTIFICATE" has the meaning set forth in Section 7.03(a).

          "HOLDER" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Statutory Trust Act.

          "INDEMNIFIED PERSON" means (a) any Trustee; (b) any Affiliate of any Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Trustee or (d) any employee or agent of the Trust or its Affiliates.

          "INDENTURE" means the Junior Subordinated Indenture, dated as of _______, 200_______ between the Debenture Issuer and Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures are to be issued.

          "INVESTMENT COMPANY" means an investment company as defined in the Investment Company Act.

          "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.


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          "LEGAL ACTION" has the meaning set forth in Section 3.06(g).

          "LIST OF HOLDERS" has the meaning set forth in Section 2.02(a).

          "MAJORITY IN LIQUIDATION AMOUNT OF THE SECURITIES" means, except as provided in the terms of the Preferred Securities and by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

          "OBLIGATIONS" means any costs, expenses or liabilities of the Trust, other than obligations of the Trust to pay to Holders of any Securities or other similar interests in the Trust the amounts due such Holders pursuant to the terms of the Securities or such other similar interests, as the case may be.

          "OFFICERS' CERTIFICATE" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

          (a) a statement that each officer signing the Certificate has read the covenant or condition and the definition relating thereto;

          (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

          (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

          "PARTICIPANT" means a member of, or participant in, the Depositary.

          "PAYING AGENT" has the meaning specified in Section 7.04.

          "PERSON" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

          "PREFERRED SECURITIES" means a preferred security issued by the Trust, constituting an undivided beneficial interest in the assets of the Trust, having rights provided therefor in this Declaration, including the right to Distributions as provided herein. The specific


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designation of the Preferred Securities issued by the Trust will be determined by the Regular Trustees, as set forth in Section 3.06.

          "PREFERRED SECURITIES GUARANTEE" means the guarantee agreement to be dated as of _______, 200_______, of the Sponsor in respect to the Preferred Securities.

          "PREFERRED SECURITY BENEFICIAL OWNER" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary (directly as a Participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

          "PROPERTY TRUSTEE" means the Trustee meeting the eligibility requirements set forth in Section 5.03.

          "PROPERTY TRUSTEE ACCOUNT" has the meaning set forth in Section
3.08(c).

          "PROSPECTUS" has the meaning set forth in Section 3.06(b)(i).

          "QUORUM" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

          "REGISTRAR" has the meaning set forth in Section 7.04.

          "REGISTRATION STATEMENT" has the meaning set forth in Section 3.06(b)(i).

          "REGULAR TRUSTEE" means any Trustee other than the Property Trustee and the Delaware Trustee.

          "RESPONSIBLE OFFICER" means, with respect to the Property Trustee, any vice-president, any assistant vice-president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in Corporate Trust Administration of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

          "SECURITIES" means the Common Securities and the Preferred Securities.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SPONSOR" means Scottish Annuity & Life Holdings, Ltd., a holding company organized under the laws of the Cayman Islands, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.


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

          "STATUTORY TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 ET SEQ., as it may be amended from time to time.

          "SUPER MAJORITY" has the meaning set forth in Section 2.06(a)(ii).

          "10% IN LIQUIDATION AMOUNT OF THE SECURITIES" means, except as provided in the terms to the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context any require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, representing 10% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

          "TREASURY REGULATION" means the income tax regulation, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions to succeeding regulations).

          "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended from time to time.

          "TRUST PROPERTY" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Property Trustee Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Declaration.

          "TRUSTEE" or "TRUSTEES" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving an Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

          "UNDERWRITING AGREEMENT" means the Underwriting Agreement, dated _______, 200 _______, among the Sponsor, the Trust and _______, as representatives of the several underwriters named in Schedule A attached thereto.

                                   ARTICLE II.

                               TRUST INDENTURE ACT

     Section 2.01. TRUST INDENTURE ACTS; APPLICATION. (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration, which are incorporated by reference in and made part of this Declaration and shall, to the extent applicable, be governed by such provisions.

          (b) The Property Trustee shall be the only Trustee which is a Trustee for the purpose of the Trust Indenture Act.


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

          (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 377, inclusive, of the Trust Indenture Act, such imposed duties shall control.

          (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

     Section 2.02. LISTS OF HOLDERS OF SECURITIES. (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee
(i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date; provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) a List of Holders at any other time, within 30 days of receipt by the Regular Trustees on behalf of the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in its capacity as Paying Agent (if acting in such capacity); provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

          (b) The Property Trustee shall comply with its obligations under Sections 311(a), 312(b) and 312(b) of the Trust Indenture Act.

     Section 2.03. REPORTS BY THE PROPERTY TRUSTEE. Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of
Section 313(d) of the Trust Indenture Act.

     Section 2.04. PERIODIC REPORTS TO PROPERTY TRUSTEE. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by
Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

     Section 2.05. EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.


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

     Section 2.06. EVENTS OF DEFAULT; WAIVER. (a) The Holders of a Majority in liquidation preference of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences; provided that, if the underlying Event of Default under the Indenture:

               (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

               (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

          Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Securities.

          (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences; provided that, if the underlying Event of Default under the Indenture:

               (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.06(b), the Event of Default under the Declaration shall also not be waivable; or

               (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
Section 2.06(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation preference of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

          provided, further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until the effects of all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. Subject to the foregoing provisions of this Section 2.06(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

          (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.06(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

     Section 2.07. EVENT OF DEFAULT; NOTICE. (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.07(a) being hereby defined to be an Event of Default as defined in the Indenture not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

          (b) The Property Trustee shall not be deemed to have knowledge of any default unless a Responsible Officer has actual knowledge of or has received written notice of such default.

                                  ARTICLE III.

                                  ORGANIZATION

     Section 3.01. NAME. The Trust is named Scottish Holdings Statutory Trust II, as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

     Section 3.02. OFFICE. The address of the principal office of the Trust is c/o Scottish Annuity & Life Holdings, Ltd., P.O. Box HM 2939, Crown House, Third Floor, 4 Par-la-Ville Road, Hamilton HM MX, Bermuda, Attention: Chief Financial Officer. On ten Business Days written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

     Section 3.03. DECLARATION. (a) The exclusive purposes and functions of the Trust are (i) to issue and sell Securities and use the gross proceeds from such sale to acquire the Debentures, (ii) to maintain the status of the Trust as a grantor trust for United States Federal income tax purposes, and (iii) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest profits derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

          (b) The Trust will be classified as a grantor trust for United States federal income tax purposes under Subpart E of Subchapter J of the Code, pursuant to which the Holders of the Preferred Securities and the Common Securities will be the owners of the Trust for United States federal income tax purposes, and such Holders will include directly in their gross income the income, gain, deduction or loss of the Trust as if the Trust did not exist. By the acceptance of this Trust, neither the Trustees, the Sponsor nor the owners of the Preferred Securities or Common Securities will take any position for United States federal income tax purposes which is contrary to the classification of the Trust as a grantor trust.

     Section 3.04. AUTHORITY. Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

     Section 3.05. TITLE TO PROPERTY OF THE TRUST. Except as provided in Section
3.08 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

     Section 3.06. POWERS AND DUTIES OF THE REGULAR TRUSTEES. The Regular Trustees shall have the exclusive power, duty and authority to act on behalf of the Trust with respect to the following activities:

          (a) determining the specific designation of the Preferred Securities issued by the Trust and issuing and selling the Preferred Securities and Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities; and provided, further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to simultaneous issuances of both Preferred Securities and Common Securities on the Closing Date;

          (b) in connection with the issuance and sale of the Preferred Securities, at the direction of the Sponsor, to:

               (i) assist in the preparation of a prospectus (the "Prospectus") in preliminary and final form prepared by the Sponsor, in relation to the offering and sale of Preferred Securities and a registration statement filed on Form S-3 prepared by the Sponsor, including any amendments thereto in relation to the Preferred Securities (including any registration statement filed pursuant to Rule 462) (the "Registration Statement");

               (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any State or foreign jurisdiction in which the Sponsor has determined to qualify or register such Preferred Securities for sale and to qualify this Declaration under the Trust Indenture Act;

               (iii) execute and file an application, prepared by the Sponsor, to the New York Stock Exchange or any other national stock exchange for listing or quotation of the Preferred Securities;

               (iv) execute and deliver letters, documents, or instruments with the Depositary relating to the Preferred Securities;

               (v) execute and file with the Commission, at such time as determined by the Sponsor, a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor relating to the registration of the Preferred Securities under Section 12 of the Exchange Act; and

          (c) acquiring the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders of the Common Securities;

          (d) giving the Sponsor and the Property Trustee prompt written notice of the occurrence of a Tax Event; provided, that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Tax Event;

          (e) establishing a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

          (f) taking all action, and performing such duties as may be required of the Regular Trustees pursuant to the terms of this Declaration or the terms of the Securities (set forth in Annex I hereto and made a part hereof);

          (g) bringing or defending, paying, collecting, compromising, arbitrating, resorting to legal action, or otherwise adjusting claims or demands of or against the Trust ("Legal Action"); provided, that, unless pursuant to
Section 3.08(e), the Property Trustee has the exclusive power to bring such Legal Action;

          (h) employing or otherwise engaging employees and agents (as may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

          (i) causing the Trust to comply with the Trust's obligations under the Trust Indenture Act;

          (j) giving the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

          (k) incurring expenses that are necessary or incidental to carry out any of the purposes of the Trust;

          (l) appointing a Person to act as Registrar and transfer agent for the Securities;

          (m) giving prompt written notice to the Holders of the Securities of any notice received from the Sponsor of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

          (n) to the extent provided in this Declaration, terminating, dissolving and liquidating the Trust and preparing, executing and filing the certificate of cancellation with the Secretary of State of the State of Delaware;

          (o) taking all action that may be necessary or appropriate for the preservation and the confirmation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the trust to effect the purposes for which the Trust was created;

          (p) taking any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.06, including, but not limited to:

               (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

               (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

               (iii) cooperating with the Sponsor to ensure that the Debentures will be treated as indebtedness of the Sponsor for United States federal income tax purposes; provided that such action does not adversely affect the interests of Holders; and

          (q) taking all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust; and

          (r) executing all documents or instruments, performing all duties and powers, and doing all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

     The Regular Trustees must exercise the powers set forth in this Section
3.06 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.03, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in
Section 3.03.

     Subject to this Section 3.06, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.08.

     Section 3.07. PROHIBITION OF ACTIONS BY THE TRUST AND THE TRUSTEES. (a) The Trust shall not, and the Trustees (including the Property Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

               (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

               (ii) acquire any assets other than as expressly provided herein;

               (iii) possess Trust property for other than a Trust purpose;

               (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

               (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

               (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

               (vii) other than as provided in this Declaration or Annex I hereto, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is not waivable under Section 5.13 of the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

     Section 3.08. POWERS AND DUTIES OF THE PROPERTY TRUSTEE. (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.06. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

          (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

          (c) The Property Trustee shall:

               (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trust Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section 6.01. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration.

               (ii) engage in such activities as so directed in writing by the Regular Trustees and as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

               (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities pursuant to the terms of the Securities.

          (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration or the terms of the Securities (set forth in Annex I hereto and made a part hereof).

          (e) The Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

          (f) The Property Trustee shall not resign as a Trustee unless either:

               (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

               (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.06.

          (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

          (h) The Property Trustee will act as initial paying agent and registrar to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all securities and as such, shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent (as defined in
Section 7.04) may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

          (i) Subject to this Section 3.08, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.06.

          The Property Trustee must exercise the powers set forth in this
Section 3.08 in a manner that is consistent with the purpose and functions of the Trust set out in Section 3.03, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.03.

     Section 3.09. CERTAIN DUTIES AND RESPONSIBILITIES OF THE PROPERTY TRUSTEE.
(a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that any have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.06), the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred;

               (ii) (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                    (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

                    (C) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

               (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

               (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or adequate indemnity against such risk or liability is not reasonably assured to it;

               (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

               (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

               (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.06(c)(i) and except to the extent otherwise required by law; and

               (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for the default or misconduct of the Regular Trustees or the Sponsor.

     Section 3.10. CERTAIN RIGHTS OF PROPERTY TRUSTEE. (a) Subject to the provisions of Section 3.09:

               (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

               (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

               (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

               (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

               (v) the Property Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

               (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity, which would satisfy a reasonable person in the position of the Property Trustee, against the costs, expenses (including its attorneys' fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested in writing by the Property Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

               (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

               (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

               (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

               (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy, right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions;

               (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

               (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration;

               (xiii) the rights, privileges, protections, immunities and benefits given to the Property Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Property Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

               (xiv) the Property Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section 3.09, may otherwise deal with the Sponsor with the same rights it would have if it were not Property Trustee.

          (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

     Section 3.11. DELAWARE TRUSTEE. Notwithstanding any other provision of this Declaration other than Section 5.02, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the

Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.02, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements to Section 3807 of the Statutory Trust Act.

     Section 3.12. EXECUTION OF DOCUMENTS. Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Statutory Trust Act, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.06; provided that, the Registration Statement referred to in Section 3.06(b)(i), including any amendments thereto, shall be signed by all of the Regular Trustees.

     Section 3.13. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

     Section 3.14. DURATION OF TRUST. The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall exist until _______, 2058.

     Section 3.15. MERGERS. (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other entity or person, except as described in Section 3.15(b) and (c).

          (b) The Trust may, with the consent of a majority of the Regular Trustees and without the consent of the Holders of Securities or the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into or be replaced by a trust organized as such under the laws of any State or the District of Columbia; provided that:

               (i) if the Trust is not the surviving entity, the entity (the "Successor Entity") either:

                    (A) expressly assumes all of the obligations of the Trust under the Securities; or

                    (B) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") as long as the Successor Securities rank, with respect to participation in the profits and distributions or in the assets of the Successor Entity at least as high as the Preferred Securities rank with respect to participation in the profits and dividends or in the assets of the Trust;

               (ii) the Sponsor expressly acknowledges such Successor Entity as the Holder of the Debentures;

               (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with any other organization on which the Preferred Securities are then listed or quoted;

               (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

               (v) such merger, consolidation, amalgamation or replacement does not adversely affect the powers, preferences and other special rights of the Holders of the Preferred Securities (including any Successor Securities) in any material respect;

               (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

               (vii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel (reasonably acceptable to the Property Trustee) to the Trust experienced in such matters to the effect that:

                    (A) the Successor Entity will be treated as a grantor trust for United States federal income tax purposes;

                    (B) following such merger, consolidation, amalgamation or replacement, neither the Sponsor nor the Successor Entity will be required to register as an Investment Company; and

                    (C) such merger, consolidation, amalgamation or replacement will not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect; and

               (viii) the Sponsor provides a guarantee to the Holders of the Successor Securities with respect to the Successor Entity having substantially the same terms as the Preferred Securities Guarantee.

          (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Common Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                   ARTICLE IV.

                                     SPONSOR

     Section 4.01. SPONSOR'S PURCHASE OF COMMON SECURITIES. On the Closing Date the Sponsor will purchase an amount of Common Securities issued by the Trust such that the aggregate liquidation amount of such Common Securities purchased by the Sponsor shall at such date equal at least 3% of the total capital of the Trust.

     Section 4.02. RESPONSIBILITIES OF THE SPONSOR. In connection with the issuance and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

          (a) to prepare the Prospectus and to prepare for filing, execution and delivery by the Trust with the Commission the Registration Statement, including any amendments thereto;

          (b) to determine the states and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable law of any such States and foreign jurisdictions;

          (c) to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange for listing or quotation of the Preferred Securities;

          (d) to prepare for filing, execution and delivery by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12 of the Exchange Act, including any amendments thereto; and

          (e) to negotiate the terms of and to execute and deliver an Underwriting Agreement and other related agreements providing for the sale of the Preferred Securities.

     Section 4.03. GUARANTEE OF PAYMENT OF TRUST OBLIGATIONS. (a) Subject to the terms and conditions of this Section 4.03, the Sponsor hereby irrevocably and unconditionally guarantees to each Person to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all Obligations to such Beneficiaries.

          (b) The agreement of the Sponsor in Section 4.03(a) is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

          (c) The agreement of the Sponsor set forth in Section 4.03(a) shall terminate and be of no further force and effect upon the later of (a) the date on which full payment has been made of all amounts payable to all Holders of all the Preferred Securities (whether upon redemption, liquidation, exchange or otherwise) and (b) the date on which there are no Beneficiaries remaining; provided, however, that such agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any Holder of Preferred Securities or any Beneficiary must restore payment of any sums paid under the Preferred Securities, under any Obligation, under the Preferred Securities Guarantee or under this Agreement for any reason whatsoever. Such agreement is continuing, irrevocable, unconditional and absolute.

                                   ARTICLE V.

                                    TRUSTEES

     Section 5.01. NUMBER OF TRUSTEES. The number of Trustees shall initially be five (5), and:

          (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

          (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided that, if the Property Trustee does not also act as Delaware Trustee, the number of Trustees shall be at least five (5).

     Section 5.02. DELAWARE TRUSTEE. If required by the Statutory Trust Act, one Trustee (the "Delaware Trustee") shall be an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law; provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

     Section 5.03. PROPERTY TRUSTEE; ELIGIBILITY. (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

               (i) not be an Affiliate of the Sponsor; and

               (ii) be a corporation organized and doing business under the laws of the Unites States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of conditions at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.03(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.03(a), the Property Trustee shall immediately resign in the manner and with the effect as set forth in Section 5.06(c).

          (c) If the Property Trustee has or shall acquire any "conflicting interests" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obliger referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 320(b) of the Trust Indenture Act.

          (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

     Section 5.04. QUALIFICATIONS OF REGULAR TRUSTEES AND DELAWARE TRUSTEE GENERALLY. Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

     Section 5.05. INITIAL TRUSTEES. The initial Regular Trustees shall be:

          Scott E. Willkomm
          c/o Scottish Annuity & Life Holdings, Ltd.
          P.O. Box 2939
          Crown House, Third Floor
          4 Par-la-Ville Road
          Hamilton, HM MX Bermuda

          Elizabeth A. Murphy
          c/o Scottish Annuity & Life Holdings, Ltd.
          P.O. Box 2939
          Crown House, Third Floor
          4 Par-la-Ville Road
          Hamilton, HM MX Bermuda

          Paul Goldean
          c/o Scottish Annuity & Life Holdings, Ltd.
          P.O. Box 2939
          Crown House, Third Floor
          4 Par-la-Ville Road
          Hamilton, HM MX Bermuda

          The initial Property Trustee shall be:

          The Bank of New York
          101 Barclay Street
          New York, NY  10286

          The initial Delaware Trustee shall be:

          The Bank of New York (Delaware)
          Route 273 White Clay Center
          Newark, DE  19714

     Section 5.06. APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES. (a) Subject to Section 5.06(b), Trustees may be appointed or removed without cause at any time:

               (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

               (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

          provided, however, that if an Event of Default shall have occurred and be continuing, the Property Trustee may be removed or appointed only by the vote of Holders of a majority in liquidation amount of the Preferred Securities voting as a class at a meeting of Holders of Preferred Securities.

          (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.06(a) until a successor Property Trustee (the "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor.

          (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.06(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.02 and 5.04 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustees and delivered to the Regular Trustees and the Sponsor.

          (d) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

               (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                    (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                    (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

               (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

          (e) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.06.

          (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section
5.06 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

          (g) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

     Section 5.07. VACANCIES AMONG TRUSTEES. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.01, or if the number of Trustees is increased pursuant to Section 5.01, a vacancy shall occur. A resolution certifying the existence of such vacancy by a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.06.

     Section 5.08. EFFECT OF VACANCIES. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy in filled by the appointment of a Regular Trustee in accordance with Section 5.06, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

     Section 5.09. MEETINGS. Meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees.

     Section 5.10. DELEGATION OF POWER. (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.06, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

          (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

     Section 5.11. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                  ARTICLE VI.

                                 DISTRIBUTIONS.

     Section 6.01. DISTRIBUTIONS. Holders shall receive Distributions (as defined below) in accordance with the applicable terms of the relevant Holder's Securities (set forth in Annex I and Exhibits A and B hereto and incorporated herein by reference). Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Sponsor makes a payment of interest (including Compounded Interest (as defined in the Indenture)), premium and principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                                  ARTICLE VII.

                             ISSUANCE OF SECURITIES

     Section 7.01. GENERAL PROVISIONS REGARDING SECURITIES. (a) The Regular Trustees shall on behalf of the Trust issue one class of Preferred Securities, having such terms (the "Terms") as are set forth in Annex I and one class of Common Securities, having such terms as are set forth in Annex I. The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities. The Trust shall issue no Securities in bearer form.

          (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

          (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable, subject to Section 10.01 with respect to the Common Securities.

          (d) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

     Section 7.02. EXECUTION AND AUTHENTICATION. (a) The Securities shall be signed on behalf of the Trust by one Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Securities shall cease to be such Regular Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Regular Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee.

          (b) One Regular Trustee shall sign the Preferred Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

          A Preferred Security shall not be valid until authenticated by the manual signature of an authorized officer of the Property Trustee. The signature shall be conclusive evidence that the Preferred Security has been authenticated under this Declaration.

          Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Preferred Securities for original issuance. The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto except as provided in Section 7.06.

          The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Company or an Affiliate.

     Section 7.03. BOOK-ENTRY PREFERRED SECURITIES CERTIFICATES; DEFINITIVE PREFERRED SECURITIES CERTIFICATES; COMMON SECURITIES CERTIFICATE. (a) The Preferred Securities, upon original issuance, will be issued in the form of a typewritten Preferred Securities Certificate or Certificates representing Book-Entry Preferred Securities Certificates ("Global Certificate"), to be delivered to the Depositary by, or on behalf of, the Trust. Such Global Certificate or Certificates shall initially be registered on the Securities Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Holder will receive a definitive Preferred Securities Certificate representing such Holder's interest in such Preferred Securities, except as provided in Section 7.03(b) below. Unless and until Definitive Preferred Securities Certificates have been issued to Holders pursuant to Section 7.03(b):

               (i) the provisions of this Section 7.03(a) shall be in full force and effect;

               (ii) the Securities Registrar, the Paying Agent and the Trustees shall be entitled to deal with the Depositary for all purposes of this Trust Agreement relating to the Book-Entry Preferred Securities Certificates (including the payment of principal of and Distributions on the Book-Entry Preferred Securities and the giving of instructions or directions to Holders of Book-Entry Preferred Securities) and shall have no obligations to the Holders thereof;

               (iii) to the extent that the provisions of this Section 7.03(a) conflict with any other provisions of this Trust Agreement, the provisions of this Section 7.03(a) shall control; the rights of the Holders of the Book-Entry Preferred Securities Certificates shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Holders and the Depositary and/or the Depositary Participants. Pursuant to the Certificate Depositary Agreement, unless and until Definitive Preferred Securities Certificates are issued pursuant to Section 7.03(b), the initial Depositary will make book-entry transfers among the Depositary Participants and receive and transmit payments on the Preferred Securities to such Depositary Participants; and

               (iv) whenever this Declaration requires or permits actions to be taken based upon instructions or directions of Holders of Preferred Securities Certificates evidencing a specified percentage of the aggregate liquidation amount of the Securities, the Depositary shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Holders and/or Participants owning or representing, respectively, such required percentage of the beneficial interest in the applicable class of Preferred Securities Certificates and has delivered such instructions to the Regular Trustees.

          (b) If (i) the Sponsor advises the Trustees in writing that the Depositary is no longer willing or able to properly discharge its responsibilities with respect to the Preferred

Securities Certificates, and the Sponsor is unable to locate a qualified successor, (ii) the Sponsor at its option advises the Trustees in writing that it elects to terminate the book-entry system through the Depositary or (iii) after the occurrence of an Event of Default, Holders of Preferred Securities Certificates representing beneficial interests aggregating at least a Majority in liquidation amount of the Securities advise the Depositary in writing that the continuation of a book-entry system through the Depositary is no longer in the best interest of the Holders of Preferred Securities Certificates, then the Depositary shall notify all Holders of Preferred Securities Certificates and the Trustees of the occurrence of any such event and of the availability of the Definitive Preferred Securities Certificates to Holders requesting the same. If the Depositary elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Depositary with respect to such Preferred Securities. Upon surrender to the Regular Trustees of the typewritten Global Certificate or Certificates by the Depositary, accompanied by registration instructions, the Regular Trustees, or any one of them, shall execute the Definitive Preferred Securities Certificates in accordance with the instructions of the Depositary. Neither the Securities Registrar or the Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Preferred Securities Certificates, the Trustees shall recognize the Holders of the Definitive Preferred Securities Certificates as Security Holders. The Definitive Preferred Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by the execution thereof by the Regular Trustees or any one of them.

          (c) Common Securities Certificate. A single Common Securities Certificate representing the Common Securities shall be issued to the Sponsor, a specimen certificate being attached hereto as Exhibit B.

     Section 7.04. REGISTRAR AND PAYING AGENT. The Trust shall maintain in New York, New York (i) an office or agency where Preferred Securities may be presented for registration of transfer or for exchange ("Registrar"), and (ii) an office or agency where Preferred Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Preferred Securities and of their transfer and exchange. The Trust may appoint the Registrar and the Paying Agent and may appoint one or more co-registrars and one or more additional paying agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent, Registrar or co-registrar without prior notice to any Holder. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar or Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent or Registrar. The Trust shall act as Paying Agent, Registrar and co-registrar for the Common Securities.

          The Trust initially appoints the Property Trustee as Registrar and Paying Agent for the Preferred Securities.

     Section 7.05. PAYING AGENT TO HOLD MONEY IN TRUST. The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of principal or Distributions on Securities, and will notify the Property Trustee if there are insufficient funds. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

     Section 7.06. REPLACEMENT SECURITIES. If the Holder of a Security claims that the Security has been mutilated, lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Preferred Securities to the Property Trustee, the Trust shall issue and the Property Trustee shall authenticate a replacement Security if the Property Trustee's and the Trust's reasonable requirements, as the case may be, are met. If required by the Property Trustee or the Trust, such Holder shall provide an indemnity bond sufficient in the judgment of the Property Trustee and the Trust to protect the Trustees, the Property Trustee, the Sponsor or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a Security.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Sponsor in its discretion may, instead of issuing a new Security, pay such Security.

     Section 7.07. OUTSTANDING PREFERRED SECURITIES. The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

          If a Preferred Security is replaced, paid or purchased pursuant to
Section 7.06 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Preferred Security is held by a bona fide purchaser.

          If Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and interest on them ceases to accrue.

          A Preferred Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

     Section 7.08. PREFERRED SECURITIES IN TREASURY. In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer of the Property Trustee actually knows are so owned shall be so disregarded.

     Section 7.09. TEMPORARY SECURITIES. (a) Until definitive Securities are ready for delivery, the Trust may prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate definitive Securities in exchange for temporary Securities.

          (b) A Global Certificate deposited with the Depositary or with the Property Trustee as custodian for the Depositary pursuant to Section 7.03 shall be transferred to the beneficial owners thereof in the form of certificated Preferred Securities only if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Certificate or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Sponsor within 90 days of such notice, (ii) an Event of Default has occurred and is continuing, or (iii) any of the events set forth in Section 7.03(b) occurs and is continuing.

          (c) Any Global Certificate that is transferable to the beneficial owners thereof in the form of certificated Preferred Securities pursuant to this
Section 7.09 shall be surrendered by the Depositary to the Property Trustee's office located in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Certificate, an equal aggregate liquidation amount of Securities of authorized denominations in the form of certificated Securities. Any portion of a Global Certificate transferred pursuant to this Section shall be any registered in such names as the Depositary shall direct.

          (d) Subject to the provisions of Section 7.09(c) and 12.02(b)(ii), the registered holder of a Global Certificate may grant proxies and otherwise authorize any person, including Participants and persons that may hold interests through Participants, to take any action which a holder is entitled to take under this Declaration or the Securities.

          (e) In the event of the occurrence of any of the events specified in
Section 7.09(b), the Trust will promptly make available to the Property Trustee a reasonable supply of certificated Securities in definitive, fully registered form without interest coupons.

     Section 7.10. CANCELLATION. The Trust at any time may deliver Preferred Securities to the Property Trustee for cancellation. The Registrar and Paying Agent shall forward to the Property Trustee any Preferred Securities surrendered to them for registration of transfer, redemption, exchange or payment. The Property Trustee shall promptly cancel all Preferred Securities, surrendered for registration of transfer, redemption, exchange, payment, replacement or cancellation and shall dispose of cancelled Preferred Securities as the Trust directs. The Trust may not issue new Preferred Securities to replace Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any holder has converted.

                                 ARTICLE VIII.

                              TERMINATION OF TRUST

     Section 8.01. TERMINATION OF TRUST. (a) The Trust shall terminate upon the earliest to occur of the following:

               (i) the bankruptcy of the Holder of the Common Securities or the Sponsor;

               (ii) the filing of a certificate of dissolution or its equivalent with respect to the Holder of the Common Securities or the Sponsor; the filing of a certificate of cancellation with respect to the Trust or the revocation of the charter of the Holder of the Common Securities or the Sponsor and the expiration of 90 days after the date of revocation without a reinstatement thereof;

               (iii) the entry of a decree of judicial dissolution of the Holder of the Common Securities or the Sponsor;

               (iv) the distribution, upon the terms and subject to the conditions set forth in Annex I, of an aggregate principal amount of Debentures with an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Distribution rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, the Securities; provided, however, that such distribution is conditioned on the receipt of an opinion of independent tax counsel experienced in such matters to the effect that the Holders of the Securities will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and such distribution of Debentures;

               (v) the redemption of the Securities upon the final maturity of the Debentures and the amounts necessary for redemption thereof having been paid to the Holders in accordance with the terms of the Securities;

               (vi) the expiration of the term of the Trust as provided in
Section 3.14; and

               (vii) the entry of an order for the dissolution of the Trust by a court of competent jurisdiction.

          (b) In addition to the termination events set forth in Section 8.01(a), the Trust may be voluntarily terminated by the Sponsor at any time, upon payment of the amount of cash, or distribution of the Debentures, as set forth in Annex I.

          (c) As soon as is practicable after the occurrence of an event referred to in Section 8.01(a), the Regular Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

          (d) The provisions of Section 3.09 and Article X shall survive the termination of the Trust.

                                  ARTICLE IX.

                                    EXCHANGE

     Section 9.01. GENERAL. (a) Where Preferred Securities are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Preferred Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its reasonable requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trust shall issue and the Property Trustee shall authenticate Preferred Securities at the Registrar's request.

          (b) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

          (c) Subject to this Article IX, the Sponsor and any Affiliate may only transfer Common Securities to the Sponsor or an Affiliate of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain an opinion of counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

               (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

               (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

     Section 9.02. DEEMED SECURITY HOLDERS. The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust, the Property Trustee, the Registrar or a co-Registrar shall have actual or other notice thereof.

                                   ARTICLE X.

               LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
                               TRUSTEES OR OTHERS

     Section 10.01. LIABILITY. (a) Except as expressly set forth in this Declaration, the Preferred Securities Guarantee and the terms of the Securities the Sponsor shall not be:

               (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

               (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

          (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

          (c) Pursuant to Section 3803(a) of the Statutory Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     Section 10.02. EXCULPATION. (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by the Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

          (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

     Section 10.03. FIDUCIARY DUTY. (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

          (b) Unless otherwise expressly provided herein:

               (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

               (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

          (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision

               (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

               (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

     Section 10.04. INDEMNIFICATION. (a) To the fullest extent permitted by applicable law, the Sponsor shall indemnify and hold harmless each Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions.

          (b) To the fullest extent permitted by applicable law, expenses (including legal fees and expenses) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Sponsor prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in Section 10.04(a). The indemnification shall survive the resignation or removal of an Indemnified Person and the termination of this Declaration.

     Section 10.05. OUTSIDE BUSINESSES. Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the

Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                  ARTICLE XI.

                                   ACCOUNTING

     Section 11.01. FISCAL YEAR. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

     Section 11.02. CERTAIN ACCOUNTING MATTERS. (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Regular Trustees.

          (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

          (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

          (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

     Section 11.03. BANKING. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

     Section 11.04. WITHHOLDING. The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with the applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over-withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                  ARTICLE XII.

                             AMENDMENTS AND MEETINGS

     Section 12.01. AMENDMENTS. (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

               (i) the Regular Trustees (or, if there are more than two Regular Trustees a majority of the Regular Trustees);

               (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

               (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee;

          (b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

               (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

               (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                    (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                    (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

               (iii) to the extent the result of such amendment would be to:

                    (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                    (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                    (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act;

          (c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

          (d) This Section 12.01 shall not be amended without the consent of all of the Holders of the Securities;

          (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities;

          (f) the rights of the holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

          (g) notwithstanding Section 12.01(c), this Declaration may be amended without the consent of the Holders of the Securities to:

               (i) cure any ambiguity;

               (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

               (iii) add to the covenants, restrictions or obligations of the Sponsor;

               (iv) conform to any change in Rule 3a-5 under the Investment Company Act or written change in interpretation or application of Rule 3a-5 under the Investment Company Act by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders; and

               (v) to modify, eliminate or add to any provisions to such extent as shall be necessary to ensure that the Trust will be classified for Federal income tax purposes as a grantor trust at all times that any Securities are outstanding which amendment does not have an adverse effect on the rights, preferences or privileges of the Holders.

Section 12.02. MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN CONSENT.

          (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more requests in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities represented by the Certificates so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

          (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

               (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum aggregate liquidation amount of Securities that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of

Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

               (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

               (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

               (iv) unless the Statutory Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading, provide otherwise, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                 ARTICLE XIII.

                REPRESENTATIONS OF DELAWARE AND PROPERTY TRUSTEE

     Section 13.01. REPRESENTATIONS AND WARRANTIES OF DELAWARE TRUSTEE. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and at the Closing Date, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Delaware Trustee that:

          (a) The Delaware Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

          (b) The execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

          (c) The execution, delivery and performance of this Declaration by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or By-laws of the Delaware Trustee.

          (d) No consent, approval or authorization of, or registration with or notice to, any state or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of this Declaration.

          (e) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

          (f) The Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration.

     Section 13.02. REPRESENTATIONS AND WARRANTIES OF PROPERTY TRUSTEE. The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

          (a) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of its state of organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Declaration;

          (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

          (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the Articles of Organization or By-laws of the Property Trustee; and

          (d) No consent, approval or authorization of, or registration with or notice to, any state or Federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration.

                                  ARTICLE XIV.

                                  MISCELLANEOUS

     Section 14.01. NOTICES. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

          (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                  c/o Scottish Annuity & Life Holdings, Ltd.
                  P.O. Box 2939
                  Crown House, Third Floor
                  4 Par-la-Ville Road
                  Hamilton, HM MX Bermuda

          (b) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                  The Bank of New York
                  101 Barclay Street
                  New York, NY 10286

          (c) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                  c/o Scottish Annuity & Life Holdings, Ltd.
                  P.O. Box 2939
                  Crown House, Third Floor
                  4 Par-la-Ville Road
                  Hamilton, HM MX Bermuda

          (d) If given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice to the Trust):

                  The Bank of New York (Delaware)
                  Route 273 White Clay Center
                  Newark, DE  19714

          (e) if given to any other Holder, at the address set forth on the books and records of the Trust or the Registrar, as applicable.

          All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

     Section 14.02. GOVERNING LAW. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

     Section 14.03. INTENTION OF THE PARTIES. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

     Section 14.04. HEADINGS. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

     Section 14.05. SUCCESSORS AND ASSIGNS. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustee shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

     Section 14.06. PARTIAL ENFORCEABILITY. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     Section 14.07. COUNTERPARTS. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

          IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.




                              -----------------------------------------------
                              As Regular Trustee


                              -----------------------------------------------
                              As Regular Trustee

                              -----------------------------------------------
                              As Regular Trustee


                              The Bank of New York, not in its
                              individual capacity but solely as Property Trustee


                              By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                              The Bank of New York
                              not in its individual capacity but solely as Delaware Trustee


                              By:
                                 --------------------------------------------
                                  Name:
                                  Title:


                              SCOTTISH ANNUITY & LIFE HOLDINGS, LTD., as Sponsor
                              By:
                                  --------------------------------------------
                                  Name:
                                  Title:

                                     ANNEX I

                                    TERMS OF
                       _______ % [PREFERRED] SECURITIES*
                           _______ % COMMON SECURITIES

          Pursuant to Section 7.01 of the Amended and Restated Declaration of Trust, dated as of _______, 200 _______ (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the [Preferred] Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus) (as defined in the Declaration):

I. DESIGNATION AND NUMBER.

     1.01. [Preferred] Securities." _______ [Preferred]Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of $ _______ million Dollars ($ _______ ), and a liquidation amount with respect to the assets of the Trust of $ _______ per [Preferred] Security, are hereby designated for the purposes of identification only as " _______ % [Preferred] Securities (liquidation amount $ _______ per [Preferred] Security)" (the "[Preferred] Securities"). The [Preferred] Security Certificates evidencing the [Preferred] Securities shall be substantially in the form attached hereto as EXHIBIT A, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or other organization on which the [Preferred] Securities are listed.

     1.02. "Common Securities." [number representing 3% assets] Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of _______ Dollars ($ _______ ), and a liquidation amount with respect to the assets of Trust of $ _______ per Common Security, are hereby designated for the purposes of identification only as " _______ % Common Securities (liquidation amount $ _______ per Common Security)" (the "Common Securities"). The Common Securities Certificates evidencing the Common Securities shall be substantially in the form attached hereto as EXHIBIT B, with such changes and additional thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

II. DISTRIBUTIONS.

     2.01. Distributions payable on each Security will be fixed at a rate per annum of _______ % (the "Coupon Rate") of the stated liquidation amount of $ _______ per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears will bear interest thereon

-------------------------
* Designation to be determined by Regular Trustees.

            compounded [quarterly][semi-annually] at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full [quarterly][semi-annual] Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period of less than a full calendar month the number of days elapsed in such month.

     2.02. Distributions on the Securities will be cumulative, will accrue from the date of original issuance and will be payable [quarterly][semi-annually] in arrears, on the following dates, which dates correspond to the interest payment dates on the
            Debentures: _______ and _______ of each year, commencing on _______, 200_______, except as otherwise described below. So long as no Event of Default (or an event which would be an Event of Default with the giving of required notice or the passage of time) has occurred and is continuing, the Sponsor has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding [20 consecutive quarters][10 consecutive semi-annual periods] (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, [quarterly][semi-annual] Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded [quarterly][semi-annually] during any such Extension Period. Prior to the termination of any such Extension Period, the Sponsor may further extend such Extension Period so long as no Event of Default (or an event which would be an Event of Default with the giving of required notice or the passage of time) has occurred and is continuing; provided that such Extension Period together with all such previous and further extensions thereof may not exceed [20 consecutive quarters][10 consecutive semi-annual periods] or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Debentures under the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Sponsor may commence a new Extension Period, subject to the above requirements.

     2.03. Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The relevant record dates shall be the first day of the month in which the relevant payment date falls, except as otherwise described in this Annex I to the Declaration. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect to [Preferred] Securities being held in book-entry form through The Depository Trust Company (the "Depositary") will be made as described under the heading "Description of the [Preferred]

            Securities -- Book-Entry-Only Issuance --The Depository Trust Company" in the Prospectus. The relevant record dates for the Common Securities shall be the same record dates as for the [Preferred] Securities. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Sponsor having failed to make payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such distributions on Securities will instead be payable to the Persons in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day in each case with the same force and effect as if made on such date.

     2.04. In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

III. LIQUIDATION DISTRIBUTION UPON DISSOLUTION.

          In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust (including without limitation pursuant to Section 8.01(b) of the Declaration), the Holders of the Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities of creditors of the Trust as provided by applicable law an amount equal to the aggregate of the stated liquidation amount of $ _______ per Security plus [any additional amount payable upon redemption of the Debentures as a result of the Make-Whole Premium (defined in the Indenture) and] accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, Debentures, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities as provided in this Paragraph 3.

          If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis in accordance with paragraph 8.

          If a termination of the Trust occurs as described in clause (i), (ii),
(iii), (vi) or (vii) of Section 8.01(a) of the Declaration, the Trust shall be liquidated by the Regular Trustees as expeditiously as the Regular Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each holder of the [Preferred] Securities, Debentures with an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, the [Preferred] Securities.

          In addition to the paragraph above, at any time the Sponsor has the right to terminate the Trust and, after satisfaction of the liabilities of creditors of the Trust as provided by applicable law, cause Debentures with an aggregate principal amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, the outstanding Securities, to be distributed to the Holders of the Securities in liquidation of the Trust.

          The distribution of Debentures upon any dissolution of the Trust is conditioned upon the receipt by the Regular Trustees of an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that the holders of the securities will not recognize any gain or loss for United States federal income tax purposes as a result of such dissolution of the Trust and distribution of Debentures.

          After the date fixed for any distribution of Debentures (including pursuant to a Tax Event as set forth in paragraph 4(c) below: (i) the Securities will no longer be deemed to be outstanding, (ii) the Depositary or its nominee (or any successor Depositary or its nominee), as record Holder of [Preferred] Securities represented by global certificates, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Securities, except for certificates representing [Preferred] Securities held by the Depositary or its nominee (or any successor Depositary or its nominee), will be deemed to represent Debentures with an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on, such Securities until such certificates are presented to the Sponsor or its agent for transfer or reissuance.

          If, in connection with any dissolution, winding-up or termination of the Trust, Debentures are distributed to Holders of the Securities as provided in this paragraph 3, the procedures set forth in paragraph 4(e) will be applicable thereto.

IV. REDEMPTION AND DISTRIBUTION.

     4.01. Upon the repayment or payment of the Debentures in whole or in part, whether at maturity or upon redemption or otherwise, the proceeds from such repayment or redemption shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at the Redemption Price per Security of 100% of the liquidation amount of the Security to be redeemed, [plus the Make-Whole Premium (as defined in the Indenture), if any,] together with accrued and unpaid Distributions thereon through the date of the redemption, payable in cash. Holders will be given not less than 30 nor more than 60 days' notice of such redemption.

     4.02. If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the [Preferred] Securities will be redeemed Pro Rata and the

            [Preferred] Securities to be redeemed will be as described in Paragraph 4(e)(ii) below.

     4.03. If, at any time, a Tax Event shall occur and be continuing, the Trust shall, except as set forth below, be dissolved and Debentures with an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid distributions on, the Securities, will be distributed to the Holders of the Securities in liquidation of such Holders' interests in the Trust Pro Rata within 90 days following the occurrence of such Tax Event (the "90 Day Period"); provided, however, that such dissolution and distribution shall be conditioned on (i) the Regular Trustees' receipt of an opinion of nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Securities will not recognize any gain or loss for United States federal income tax purposes as a result of such dissolution and distribution of Debentures and
            (ii) the Company being unable to avoid such Tax Event within the 90 Day Period by taking some ministerial action or pursuing some other reasonable measure that will have no adverse effect on the Trust, the Company or the Holders of the Trust Securities ("Ministerial Action").

            If after receipt of a Dissolution Tax Opinion (as defined below) by the Regular Trustees (i) the Company has received an opinion (a "Redemption Tax Opinion") of nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Company would be precluded from deducting the interest on the Debentures for United States federal income tax purposes, even after the Debentures were distributed to the Holders of Securities in liquidation of such Holders' interests in the Trust or (ii) the Regular Trustees shall have been informed by such tax counsel that it cannot deliver a No Recognition Opinion to the Trust, the Company shall have the right, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures at 100% of the liquidation amount plus accrued and unpaid interest thereon to the date fixed for redemption, in whole or in part, for cash within 90 days following the occurrence of such Tax Event, and, following such redemption, Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed Pro Rata by the Trust at the Tax Event Redemption Price (as defined in the Indenture); provided, however, that (i) no Make-Whole Premium (as defined in the Indenture) shall be payable in connection with a redemption of Debentures upon the occurrence of a Tax Event and (ii) if at the time there is available to the Company or the Trust the opportunity to eliminate, within the 90 Day Period, the Tax Event by taking some Ministerial Action, the Company or the Trust will pursue such measure in lieu of redemption.

            "Tax Event" means that the Regular Trustees shall have obtained an opinion of nationally recognized independent tax counsel (reasonably acceptable to the Regular Trustees) experienced in such matters (a "Dissolution Tax Opinion") to the effect that, as a result of (a) any amendment to, or change (including any announced prospective change; provided that a Tax Event shall not occur more than 90 days before the effective date of any such prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination on or after the date of original issuance of the [Preferred] Securities), which amendment or change is effective or which pronouncement or decision is announced on or after the date of original issuance of the [Preferred] Securities, there is more than an insubstantial risk that (i) the Trust is or will be subject to United States federal income tax with respect to interest received on the Debentures,
            (ii) interest payable in cash to the Trust on the Debentures is not, or will not be, deductible, in whole or in part, by the Company for United States federal income tax purposes or (iii) the Trust is or will be subject to more than a de minimis amount of other taxes, duties, assessments or other governmental charges.

     4.04. The Securities will not be redeemed unless all accrued and unpaid Distributions have been paid on all Securities for all [quarterly][semi-annual] Distribution periods terminating on or before the date of redemption.

     4.05.  (a)    Notice of any redemption of, or notice of distribution of
                   Debentures in exchange for the Securities (a
                   "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph
                   4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

            (b) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of [Preferred] Securities, it being understood that, in respect of [Preferred] Securities registered in the name of and held of record by the Depositary (or any successor Depositary) or any nominee, the distribution of the proceeds of such redemption will be made to each Depositary Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

            (c) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are redeemed as set out in this paragraph 4 (which notice will be irrevocable), then (A) with respect to [Preferred] Securities held in book-entry form, by 12:00 noon, New York City time, on the redemption date, provided that the Sponsor has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with the Depositary (or successor Depositary) funds sufficient to pay the amount payable on redemption with respect to such [Preferred] Securities and will give the Depositary irrevocable instructions and authority to pay the amount payable on redemption to the Holders of such [Preferred] Securities, and (B) with respect to [Preferred] Securities issued in certificated form and Common Securities, provided that the Sponsor has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will irrevocably deposit with the Paying Agent funds sufficient to pay the amount payable on redemption to the Holders of such Securities upon surrender of their certificates. If a Redemption/ Distribution Notice shall have been given and funds deposited as required, then on the date of such deposit, all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the redemption price, but without interest on such redemption price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the redemption price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Sponsor as guarantor pursuant to the [Preferred] Securities Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the amount payable upon redemption (other than for purposes of calculating any premium).

            (d) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in the case of [Preferred] Securities held in book-entry form, the Depositary and, in the case of Securities held in certificated form, the Holders of such certificates and (B) in respect of the Common Securities, the Holder thereof.

            (e) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding [Preferred] Securities by tender, in the open market or by private agreement.

V. VOTING RIGHTS - [PREFERRED] SECURITIES.

     5.01. Except as provided in this Annex I, in the Statutory Trust Act and as otherwise required by law, the Declaration and the Indenture, the Holders of the [Preferred] Securities will have no voting rights.

     5.02. The Holders of the [Preferred] Securities shall have the rights with respect to the enforcement of payment of principal, premium, if any, and interest on the Debentures as are set forth herein, in the Declaration or in the Indenture. Subject to the requirements set forth in this paragraph, the Holders of a majority in liquidation amount of the [Preferred] Securities, voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to (i) direct the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.13 of the Indenture or otherwise, (iii) exercising any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required; provided, however, that, where a consent under the Indenture would require the consent or act of the Holders of greater than a majority of the Holders in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the [Preferred] Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not, and none of the other Trustees shall in any event, revoke any action previously authorized or approved by a vote of the Holders of the [Preferred] Securities, except by a subsequent vote of the Holders of the [Preferred] Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the [Preferred] Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action, the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes.

            If the Property Trustee is the sole holder of the Debentures, any Holder of the [Preferred] Securities shall have the right, to the fullest extent permitted by applicable law, to institute suit on behalf of the Trust for the enforcement of the right to receive payment of the principal of and interest, and premium, if any, on the Debentures on or after the Stated Maturity (as defined in the Indenture) of such Debentures or, in the case of redemption, on the Redemption Date (as defined in the Indenture). In addition, the Holders of at least 25% in aggregate liquidation amount of [Preferred] Securities Outstanding shall be entitled, to the fullest extent permitted by applicable law, to institute any other proceeding in the event the Debenture Trustee or the Property Trustee fails to do so in accordance with the terms of the Indenture.

            If an Event of Default shall have occurred and be continuing, the Holders of a majority in liquidation amount of the [Preferred] Securities, voting as a class at a meeting of Holders of [Preferred] Securities, shall have the exclusive right to remove the Property Trustee.

            In addition to any other rights of the Holders provided herein or in the Declaration, if the Property Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture, any Holder of [Preferred] Securities may, to the fullest extent permitted by applicable law, institute a legal proceeding directly against the Sponsor, to enforce the rights of the Property Trustee, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Property Trustee or any other Person. Any approval or direction of Holders of [Preferred] Securities may be given at a separate meeting of Holders of [Preferred] Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of [Preferred] Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of [Preferred] Securities. Each such notice will include a statement setting forth the following information:
            (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and
            (iii) instructions for the delivery of proxies or consents.

            No vote or consent of the Holders of the [Preferred] Securities will be required for the Trust to redeem and cancel [Preferred] Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities. Notwithstanding that Holders of [Preferred] Securities are entitled to vote or consent under any of the circumstances described above, any of the [Preferred] Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

VI.  VOTING RIGHTS - COMMON SECURITIES.

     6.01. Except as provided in this Annex I, in the Statutory Trust Act and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

     6.02. The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee.

     6.03. Subject to Section 2.06 of the Declaration and only after the Event of Default with respect to the [Preferred] Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of the Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waiving any past default and its consequences that is waivable under Section 5.13 of the Indenture, (iii) exercising any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; or (iv) consenting to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required; provided that, where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the [Preferred] Securities, except by a subsequent vote of the Holders of the [Preferred] Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that, as a result of such action the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes. If the Property Trustee fails to enforce its rights, as holder of the Debentures, under the Indenture, any Holder of Common Securities may, institute a legal proceeding directly against the Sponsor, to enforce the Property Trustee's rights, as holder of the Debentures, under the Indenture, without first instituting any legal proceeding against the Property Trustee or any other Person.

            Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

            No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

VII. AMENDMENTS TO DECLARATION AND INDENTURE.

     7.01. In addition to any requirements under Section 12.01 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section
            8.01 of the Declaration, then the Holders of outstanding Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except (a) with the approval of the Holders of at least 66-2/3% in liquidation amount of the Securities, voting together as a single class and (ii) upon receipt by the Regular Trustees of an opinion of counsel to the effect that such amendment or the exercise of any power granted to the Regular Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from the status of an "investment company" under the Investment Company Act; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the [Preferred] Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of 66-2/3% in liquidation amount of such class of Securities.

     7.02. In the event the consent of the Property Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the

            Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the holders of more than a majority of the aggregate principal amount of the Debentures, the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated liquidation preference of the Securities; provided, however, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

VIII. PRO RATA.

          A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, on any distribution date or redemption date an Event of Default under the Declaration has occurred and is continuing, in which case no payment of any distribution on, or amount payable upon redemption of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all outstanding [Preferred] Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the amount payable upon redemption of the [Preferred] Securities, the full amount of such amount in respect of all outstanding [Preferred] Securities shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or the amount payable upon redemption of [Preferred] Securities then due and payable.

IX. RANKING.

          The [Preferred] Securities rank PARI PASSU with, and payment thereon shall be made Pro Rata with, the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the [Preferred] Securities.

X. ACCEPTANCE OF [PREFERRED] SECURITIES GUARANTEE AND INDENTURE.

          Each Holder of [Preferred] Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the [Preferred] Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture, including the subordination provisions therein, and which includes, among other things, provisions relating to certain rights of the Holders of the [Preferred] Securities all as set forth therein.

XI. NO PREEMPTIVE RIGHTS.

          The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

XII. MISCELLANEOUS.

          These terms constitute a part of the Declaration.

          The Sponsor will provide a copy of the Declaration, the [Preferred] Securities Guarantee, and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                    EXHIBIT A

                     FORM OF PREFERRED SECURITY CERTIFICATE

          [IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT - This [Preferred] Security is a Global Certificate within the meaning the Declaration hereinafter referred to and is registered in the name of the Depository Trust Company (the "Depositary") or a nominee of the Depositary. This [Preferred] Security is exchangeable for [Preferred] Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this [Preferred] Security (other than a transfer of this [Preferred] Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

          Unless this [Preferred] Security Certificate is presented by an authorized representative of the Depositary to the Trust or its agent for registration of transfer, exchange or payment, and any [Preferred] Security Certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein].

Certificate number      Number of [Preferred] Securities

                                                                       CUSIP NO.

                  Certificate Evidencing [Preferred] Securities

                                       of

                      SCOTTISH HOLDINGS STATUTORY TRUST II

                        _______ % [Preferred] Securities

             (liquidation amount $ _______ per [Preferred] Security)

          SCOTTISH HOLDINGS STATUTORY TRUST II, a statutory trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _______ (the "Holder") is the registered owner of preferred securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust designated the SCOTTISH HOLDINGS STATUTORY TRUST II _______ % [Preferred] Securities (liquidation amount $ _______ per Security) (the "[Preferred] Securities"). The [Preferred] Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the [Preferred] Securities represented hereby are in all respects subject to the provisions of the Amended and Restated Declaration of

Trust of the Trust dated as of _______, 200_______, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the [Preferred] Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Security Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the [Preferred] Securities as evidence of indirect beneficial ownership in the Debentures.

          The rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

          IN WITNESS WHEREOF, the Trust has executed this certificate this _______ day of _______, 200_______.

                                 SCOTTISH HOLDINGS STATUTORY TRUST II


                                 By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:  Regular Trustee


                  PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the [Preferred] Securities referred to in the within-mentioned Declaration.

                                 The Bank of New York, as
                                 Property Trustee


                                 By:
                                        ----------------------------------------
                                        Authorized Signatory

                          [FORM OF REVERSE OF SECURITY]

          Distributions payable on each [Preferred] Security will be fixed at a rate per annum of _______ % (the "Coupon Rate") of the stated liquidation amount of $ _______ per [Preferred] Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears will bear interest thereon compounded [quarterly][semi-annually] at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full [quarterly][semi-annual] Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period of less than a full calendar month the number of days elapsed in such month.

          Distributions on the [Preferred] Securities will be cumulative, will accrue from the date of original issuance and will be payable [quarterly][semi-annually] in arrears, on the following dates, which dates correspond to the interest payment dates on the Debentures: _______ and _______ of each year, commencing on _______, 200_______, except as otherwise described below. So long as no Event of Default (or an event which would be an Event of Default with the giving of required notice or the passage of time) has occurred and is continuing, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding [20 consecutive quarters][10 consecutive semi-annual periods] (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, [quarterly][semi-annual] Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded [quarterly][semi-annually] during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period so long as no Event of Default (or an event which would be an Event of Default with the giving of required notice or the passage of time) has occurred and is continuing; provided that such Extension Period together with all such previous and further extensions thereof may not exceed [20 consecutive quarters][10 consecutive semi-annual periods] or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Debentures under the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          The [Preferred] Securities shall be redeemable as provided in the Declaration.

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned assigns and transfers this [Preferred] Security Certificate to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Insert assignee's social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     _______ agent to transfer this [Preferred] Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
      ---------------------------------

Signature:
           ----------------------------

(Sign exactly as your name appears on the other side of this [Preferred] Security Certificate)

                               SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                                    EXHIBIT B

                       FORM OF COMMON SECURITY CERTIFICATE

                 Certificate Number Number of Common Securities

                    Certificate Evidencing Common Securities

                                       of

                      SCOTTISH HOLDINGS STATUTORY TRUST II

                           _______ % Common Securities

               (liquidation amount $ _______ per Common Security)

          SCOTTISH HOLDINGS STATUTORY TRUST II, a statutory trust formed under the laws of the State of Delaware (the "Trust") hereby certifies that _______ (the "Holder") is the registered owner of common securities of the Trust representing common undivided beneficial interests in the assets of the Trust designated the _______ % Common Securities (liquidation amount $ _______ per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preference and other terms and provisions of the Common Securities represented hereby are in all respects subject to the provisions of the Amended and Rested Declaration of Trust of the Trust dated as of _______, 200_______, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

          Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

          By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

          IN WITNESS WHEREOF, the Trust has executed this certificate this _______ day of _______, 200_______.

                                 SCOTTISH HOLDINGS STATUTORY TRUST II


                                 By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:  Regular Trustee

                          [FORM OF REVERSE OF SECURITY]

          Distributions payable on each Common Security will be fixed at a rate per annum of _______ % (the "Coupon Rate") of the stated liquidation amount of $ _______ per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears will bear interest thereon compounded [quarterly][semi-annually] at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated.

          A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full [quarterly][semi-annual] Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period of less than a full calendar month the number of days elapsed in such month.

          Distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable [quarterly][semi-annually] in arrears, on the following dates, which dates correspond to the interest payment dates on the Debentures: _______ and _______ of each year, commencing on _______, 200_______, except as otherwise described below. So long as no Event of Default (or an event which would be an Event of Default with the giving of required notice or the passage of time) has occurred and is continuing, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding [20 consecutive quarters][10 consecutive semi-annual periods] (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, [quarterly][semi-annual] Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded [quarterly][semi-annually] during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period so long as no Event of Default (or an event which would be an Event of Default with the giving of required notice or the passage of time) has occurred and is continuing; provided that such Extension Period together with all such previous and further extensions thereof may not exceed [20 consecutive quarters][10 consecutive semi-annual periods] or extend beyond the maturity (whether at the stated maturity or by declaration of acceleration, call for redemption or otherwise) of the Debentures under the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

          The Common Securities shall be redeemable as provided in the Declaration.

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          (Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 (Insert address and zip code of assignee)

and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     _______ agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
       ---------------------------------

Signature:
            ----------------------------

(Sign exactly as your name appears on the other side of this Preferred Security Certificate)